Exhibit 99.2


                            [ENDO logo omitted]

                           Endo Pharmaceuticals

                              Kelso Conference
                                  May 2002



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Forward-Looking Statements
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This presentation contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.


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Endo Pharmaceuticals
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A Specialty Pharmaceutical company focused in fast growing pain management market with:

    o    An established portfolio of branded products

    o    A targeted national sales and marketing infrastructure

    o    Research and development expertise

    o    A substantial pipeline focused on pain management

    o    An experienced and successful management team



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History
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o     August 1997: Endo Pharmaceuticals Inc. is formed as a result of a management buyout from the then Dupont Merck Pharmaceutical Co.

o July 2000: Endo Pharmaceuticals acquires Algos Pharmaceutical Corporation via a merger and begins to trade publicly (NASDAQ: ENDP, ENDPW)

o October 2001: Follow-on offering of primary shares to repay remaining bank debt



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Aggressive Pain Focus
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 o    Pain Management represents a tremendous growth area:

      *    Growing at a compounded growth rate of >28% annually

      *    Pain community is extremely aggressive

      *    Prescribing physician base highly concentrated



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Total Prescription Pain Market
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Sales (billions)
Bar Chart Reflecting Data Below:

                           1998            1999           2000           2001
                         --------        --------       ---------      --------
                          $6.8             $9.3           $11.9          $14.4

                   Graph shows a Compounded Annual Growth Rate of 28%

Source: IMS



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Analgesics: The second most prescribed medication in 2001
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           2000                                         2001
 1.  Vascular agents                           1.  Anti-infectives
 2.  Psychotherapeutics                        2.  Analgesics
 3.  Anti-infective                            3.  Psychotherapeutics
 4.  Analgesics                                4.  Vascular agents
 5.  Hormones                                  5.  Hormones
 6.  Respiratory Therapy                       6.  Respiratory Therapy
 7.  Gastrointestinal                          7.  Cough/Cold Preps
 8.  Anti-arthritics                           8.  Anti-arthritics
 9.  Diuretics                                 9.  Gastrointestinal
 10. Diabetes Therapy                          10. Cholesterol Reducers &
                                                   Lipotropics

Narcotics comprise approximately               Narcotics comprise approximately
 75% of analgesic prescriptions                 76% of analgesic prescriptions


Source: IMS 2001 Prescription Data



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Pain Management Product Offering
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o     Established Portfolio of Branded Products:
      o   Percocet(R)
      o   Lidoderm(R)
      o   Other established brands including:
          -    Percodan(R)
          -    Zydone(R)

o     Difficult to Develop Generics:
      o   MS Contin generic
      o   Oxycontin generic (under FDA review and subject of litigation)



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Established Portfolio of Brands: Percocet(R)
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  1971         o    Percocet(R) 5.0/325 launched

  1999         o    Endo launches new strengths of Percocet(R)

  2001         o    April 2001: Generics of 7.5/500 and 10.0/650 introduced

  2001         o    November 2001: New strengths approved and launched:

                      o   Percocet(R) 7.5/325 and Percocet(R) 10.0/325


                               "Gold Standard"
                                   in pain
                                  management


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Percocet(R) Net Sales
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Bar Chart Reflecting Data Below:

Fiscal Year Ended 1998  -  $44.6 million

Fiscal Year Ended 1999  -  $51.5 million

Fiscal Year Ended 2000  -  $92.4 million

Fiscal Year Ended 2001  -  $101.0 million



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Established Portfolio of Brands:  Lidoderm(R)
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o   Approximately 1 million patients per year are afflicted with Herpes Zoster
    (commonly referred to as "shingles")

o   Approximately 70% of these patients experience some pain:
    o    Acute
    o    Chronic (post herpetic neuralgia or "PHN")

o   Approximately 20% of shingles patients develop PHN

o The only FDA approved drug for the treatment of PHN a form of neuropathic pain

o   Lidoderm(R) provides analgesia



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Lidoderm(R) Prescriptions
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Bar Chart Reflecting Data Below:

Quarter Ended 12/99   -  21,000 prescriptions
Quarter Ended  3/00   -  28,000 prescriptions
Quarter Ended  6/00   -  39,000 prescriptions
Quarter Ended  9/00   -  49,000 prescriptions
Quarter Ended 12/00   -  60,000 prescriptions
Quarter Ended  3/01   -  68,000 prescriptions
Quarter Ended  6/01   -  81,000 prescriptions
Quarter Ended  9/01   -  96,000 prescriptions
Quarter Ended 12/01   - 119,000 prescriptions
Quarter Ended  3/02   - 139,000 prescriptions


Source: IMS


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Lidoderm(R) Net Sales
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Bar Chart Reflecting Data Below:

Fiscal Year Ended 1999 - $5.7 million
Fiscal Year Ended 2000 - $22.5 million
Fiscal Year Ended 2001 - $40.9 million



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R&D Pipeline: Near Term
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MorphiDex(R)
    In response to Algos' "not-approvable" letter:

    o    Multiple-dose Phase III studies in chronic pain underway

    o Anticipate announcement of the results from the first of the three ongoing studies late in the second quarter 2002

    o Expect to file NDA amendment in the late third quarter or during the fourth quarter of 2002

Oxymorphone

    o Pure opioid agonist marketed in U.S. as injection and suppository since 1960

    o    New oral extended and immediate release formulations

    o    Expect to file NDA applications in second half of 2002


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Net Sales
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Bar Chart Reflecting Data Below:

Fiscal Year Ended 1998  -  $108.4 million

Fiscal Year Ended 1999  -  $138.5 million

Fiscal Year Ended 2000  -  $197.4 million

Fiscal Year Ended 2001  -  $252.0 million

            Graph shows a Compounded Annual Growth Rate of 33%


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Gross Profit
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Bar Chart Reflecting Data Below:

Fiscal Year Ended 1998  -  $53.6 million

Fiscal Year Ended 1999  -  $80.3 million

Fiscal Year Ended 2000  -  $134.4 million

Fiscal Year Ended 2001  -  $177.1 million

            Graph shows a Compounded Annual Growth Rate of 49%



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Gross Profit %
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Bar Chart Reflecting Data Below:

Fiscal Year Ended 1998  -  49%

Fiscal Year Ended 1999  -  58%

Fiscal Year Ended 2000  -  68%

Fiscal Year Ended 2001  -  70%


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Consolidated EBITDA (1)
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Bar Chart Reflecting Data Below:

Fiscal Year Ended 1998  -  $22.9 million

Fiscal Year Ended 1999  -  $27.7 million

Fiscal Year Ended 2000  -  $62.1 million

Fiscal Year Ended 2001  -  $79.5 million

            Graph shows a Compounded Annual Growth Rate of 51%


(1)  As defined in our credit facility. Pro forma for the Algos acquisition.



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First Quarter Financial Summary
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Bar Chart Reflecting Data Below:

                                 1st Q-01        1st Q-02
                                 --------        --------
                                      (in millions)

Net Sales                        $ 39.4           $ 67.0
Gross profit                     $ 26.7           $ 48.1
Consolidated EBITDA (1)          $  4.6           $ 15.9


(1)  Excludes non-cash COGS.




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Projected Financial Summary
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Bar Chart Reflecting Data Below:

                                          2001          2002E
                                         ------         ------
                                             (in millions)

Net Sales                                $252.0         $300.0
Consolidated EBITDA(1)                    $79.5         $100.0


(1)  Excludes non-cash COGS.



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Proven Track Record
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-------------------------------------   ---------------------------------------
Strategy                                 Achievement
-------------------------------------   ---------------------------------------
o Leverage brand equity of               |x| Launched new strengths of
  products                                   Percocet(R) in November 1999
                                             and new strengths of Percocet(R)
                                             in November 2001

o Line extensions                        |x| Launched Zydone(R) in February 1999

o Develop difficult generics             |x| Only AB-rated generic of all five
                                             strengths of MS Contin(R) on
                                             the market

                                         |x| First to file 10, 20 and 40 mg
                                             generic version of Oxycontin(R)

o Acquire products within the pain       |x| Launched Lidoderm(R) for PHN in
  management therapeutic class               September 1999



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2002 Expected Milestones
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o     Amendment to MorphiDex(R) filing

o     File NDAs for extended-release and immediate-release oxymorphone

o     Continue to advance future product line through:

      *  Advancement of Phase II and earlier projects

      * Acquire and in-license complementary products, compounds and technologies



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                           Endo Pharmaceuticals

                              Kelso Conference
                                  May 2002